Preferred Stock	12 Months Ended
Dec. 31, 2012
Preferred Stock [Abstract]
Preferred Stock
Preferred Stock

Series A Convertible Preferred Stock
In 2010, in connection with our acquisition of ACS, we issued 300,000 shares of Series A convertible perpetual preferred stock with an aggregate liquidation preference of $300 and an initial fair value of $349. The convertible preferred stock pays quarterly cash dividends at a rate of 8% per year ($24 per year). Each share of convertible preferred stock is convertible at any time, at the option of the holder, into 89.8876 shares of common stock for a total of 26,966 thousand shares (reflecting an initial conversion price of approximately $11.125 per share of common stock), subject to customary anti-dilution adjustments.

On or after February 5, 2015, if the closing price of our common stock exceeds 130% of the then applicable conversion price (currently $11.125 per share of common stock) for 20 out of 30 trading days, we have the right to cause any or all of the convertible preferred stock to be converted into shares of common stock at the then applicable conversion rate. The convertible preferred stock is also convertible, at the option of the holder, upon a change in control, at the applicable conversion rate plus an additional number of shares determined by reference to the price paid for our common stock upon such change in control. In addition, upon the occurrence of certain fundamental change events, including a change in control or the delisting of Xerox's common stock, the holder of convertible preferred stock has the right to require us to redeem any or all of the convertible preferred stock in cash at a redemption price per share equal to the liquidation preference and any accrued and unpaid dividends to, but not including the redemption date. The convertible preferred stock is classified as temporary equity (i.e., apart from permanent equity) as a result of the contingent redemption feature.